Note 5 - Convertible Debt - Related Party	9 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]
Note 5.
Convertible
Debt – Related Party

Convertible Promissory Notes

The following table is a summary of our convertible debt – related party at December 31, 2014:

Convertible d ebt – r elated p arty	Gross Principal A mount Outstanding	Unamortized Debt Discount	Net Amount Outstanding
Replacement Note	$20,000	$-	$20,000
2013 Note	3,500	(978)	2,522
2014 Note	4,000	-	4,000
	$27,500	$(978)	$26,522

Pursuant to the Prior Letter Agreement, Mr. Pell agreed to provide financial assistance to us in the amount of up to $5.0 million, if necessary to support our operations, for a period ending on the earlier of (i) July 1, 2015 or (ii) our raising debt or equity capital in the amount of $5.0 million or more. The Prior Letter Agreement provided that this financial assistance, if drawn by us, would be in the form of an additional loan, share purchase, or financing transaction, on such terms as we and Mr. Pell may determine. The Prior Letter Agreement was terminated upon the issuance of the 2014 Note.

Pursuant to the Prior Letter Agreement, on June 16, 2014, or the 2014 Effective Date, we issued the 2014 Note with Mr. Pell that allowed us to borrow up to $5.0 million up to June 15, 2019. The 2014 Note accrues annual interest at the rate of 1.91%. The 2014 Note must be repaid in full on or before the fifth anniversary of the 2014 Effective Date, or the 2014 Maturity Date, but may be prepaid by us at any time without penalty. We will be required to repay all amounts outstanding under the 2014 Note upon an event of default, as defined in the 2014 Note. The outstanding principal amount of the 2014 Note is convertible at any time prior to the 2014 Maturity Date, at Mr. Pell’s option, into shares of our common stock at a price of $1.11, the closing bid price of our common stock on the 2014 Effective Date. At December 31, 2014, we had outstanding principal borrowings of $4.0 million under the 2014 Note, which is included in Convertible debt – related party on our condensed consolidated balance sheet. Each time we draw on any available credit under the 2014 Note, we determine if a beneficial conversion feature of the convertible debt exists. A beneficial conversion feature will arise if the $1.11 conversion price of the 2014 Note is below the per share fair value of our common stock on the date of a drawdown.

On September 25, 2013, or the 2013 Effective Date, we entered into a convertible promissory note, or the 2013 Note, with Mr. Pell that allowed us to borrow up to $3.5 million. The 2013 Note accrues annual interest, at the rate of 1.66%. The 2013 Note must be repaid in full on or before the fifth anniversary of the 2013 Effective Date, or the 2013 Maturity Date, but may be prepaid by us at any time without penalty. We will be required to repay all amounts outstanding under the 2013 Note upon an event of default, as defined in the 2013 Note. The outstanding principal amount of the 2013 Note is convertible at any time prior to the 2013 Maturity Date, at Mr. Pell’s option, into shares of our common stock at a price of $0.89, the closing bid price of our common stock on the 2013 Effective Date. At December 31, 2014, we had outstanding principal borrowings of $3.5 million, gross of the amount recognized as a beneficial conversion feature, under the 2013 Note, which is included in Convertible debt – related party on our condensed consolidated balance sheet.

During each draw upon the 2013 Note, a beneficial conversion feature was recorded as a result of the market price of our common stock increasing after the 2013 Effective Date. The following table summarizes the unamortized beneficial conversion feature amounts recorded as of December 31, 2014:

Date	Borrowing Amount	Convertible Shares	Share Price on Borrowing Date	Unamortized Beneficial Conversion Feature
October 7, 2013	$1,000	1,123,595	$0.95	$51
November 26, 2013	1,000	1,123,595	1.01	107
January 21, 2014	1,000	1,123,595	1.39	487
March 13, 2014	500	561,799	1.54	333
	$3,500	3,932,584		$978

The beneficial conversion feature amounts were recorded as a convertible debt discount with a corresponding increase to additional paid-in capital. The amounts are being amortized using the effective interest rate method from the borrowing date to the Maturity Date. At December 31, 2014, we expect to recognize the unamortized convertible debt discount balance of $1.0 million over a period of approximately 3.75 years.

Amortization of the convertible debt discount and interest expense related to the accrued interest on outstanding borrowings are recorded as interest expense in our condensed consolidated statement of operations. Interest expense for the three months and nine months ended December 31, 2014 and 2013, respectively, was comprised of:

	Three months ended		Nine months ended
	December 31 ,		December 31 ,
	2014	2013	2014	2013
Amortization of convertible debt discount	$(42)	$-	$(95)	$-
Interest expense	(72)	(58)	(208)	(142)
	$(114)	$(58)	$(303)	$(142)

At December 31, 2014, we had an aggregate amount of $447 thousand in accrued interest under the 2014 Note, the 2013 Note and the Replacement Note, which is included in accrued expenses on our condensed consolidated balance sheet.

Concurrently with the Merger Agreement, we and Mr. Pell entered into amendments to the 2014 Note, the 2013 Note and the Replacement Note (collectively, the “Pell Notes”) and related warrants held by Mr. Pell (the “Pell Warrants”). These amendments will be automatically effective at the effective time of the merger. The amendments to the Pell Notes extend the maturity date of each note from the fifth anniversary of the issuance date to the fifth anniversary of the effective date of the merger or an earlier change of control (as defined in the amendments). Except as provided below, the amendments also prevent the Pell Notes from being converted until after three years following the effective date of the merger or, if earlier, three days prior to the record date for the declaration of any dividend or distribution on the common stock in cash or other property other than common stock. The notes may be converted earlier prior to a change in control or in connection with our prepayment of the Pell Notes. The Pell Notes as amended may be prepaid, at the option of the combined company and upon 15 days’ notice to Mr. Pell, without other premium or penalty, with a combination of cash and common stock. Interest on the amended Pell Notes is payable on the maturity date or upon repayment or conversion of all or any portion of the principal under the Pell Note. The amended Pell Notes are subordinated to loans incurred by the combined company to finance certain strategic initiatives, in each case as reasonably approved by Mr. Pell.

The amendments to the Pell Warrants extend the period during which the Pell Warrants may be exercised to the later of (i) the maturity date of the Pell Notes or (ii) the date that the Pell Notes are paid in full or converted into shares of our common stock in accordance with their terms. The Pell Warrants may be exercised effective immediately prior to the closing of an event constituting a change in control (other than the merger).

Existing
Letter Agreement

Pursuant to the Existing Letter Agreement, Mr. Pell has agreed to provide financial assistance to us in the amount of up to $2.5 million, if necessary to support our operations, for a period ending on the earlier of (i) January 1, 2016 or (ii) our raising debt or equity capital in the amount of $2.5 million or more. This financial assistance, if drawn by us, would be in the form of an additional loan, share purchase, or financing transaction, on such terms as we and Mr. Pell may determine. We have not utilized the Existing Letter Agreement. In connection with the Merger Agreement, we agreed with Mr. Pell that the Existing Letter Agreement will automatically terminate without further action by any party at the effective time of the merger.